SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Accounting Policies [Abstract]
Cash and cash equivalents	$ 1,097,123	$ 287,256		$ 116,548
Restricted cash	64,590	57,777		59,232
Total cash, cash equivalents and restricted cash	$ 1,161,713	$ 345,033	$ 301,288	$ 175,780	$ 160,967